UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 3, 2025
Date of Report (date of earliest event reported)
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SHIFT4 PAYMENTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39313 (Commission File Number)	84-3676340 (I.R.S. Employer Identification Number)
3501 Corporate Pkwy Center Valley, PA 18034
(Address of principal executive offices) (Zip Code)
(888) 276-2108
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $0.0001	FOUR.PRA	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission solely to amend the Current Report on Form 8-K filed on July 3, 2025 (the "Original 8-K") to report that Shift4 Payments, Inc. (the "Company") previously filed Current Report Form 8-K on May 15, 2025 (the "Previously Filed 8-K") that included the Pro Forma Financial Information required to be filed under Item 9.01(b) in the Original 8-K. Such Pro Forma Financial Information was filed as Exhibit 99.1 to the Previously Filed 8-K and is incorporated by reference herein. The Original 8-K is not otherwise amended or supplemented

Item 2.02 - Results of Operations and Financial Condition.
On August 5, 2025, the Company announced its financial results for the quarter ended June 30, 2025. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly provided by specific reference in such a filing.
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CFO Transition

On August 5, 2025, Nancy Disman informed the Company of her intent to resign from her position as the Company's Chief Financial Officer effective September 1, 2025 (the "CFO Transition Date") and serve as a Senior Advisor to transition her responsibilities through January 2, 2026 at which time she will retire from the Company ("Retirement Date").

On August 5, 2025, the Company's board of directors (the "Board") appointed Christopher N. Cruz as the Company's Chief Financial Officer and designated him as the principal financial officer, in each case effective as of the CFO Transition Date.

A description of Mr. Cruz's background and experience can be found in the Company's definitive proxy statement on Schedule 14A (the "Proxy Statement"), filed with the Securities and Exchange Commission (the "SEC") on April 30, 2025. Mr. Cruz is a party to the Company's standard indemnification agreement for directors and officers. There are no family relationships between Mr. Cruz and any director or executive officer of the Company. In addition, other than compensation information already disclosed herein and in the Proxy Statement, Mr. Cruz has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Cruz Employment Agreement

In connection with Mr. Cruz’s appointment as the Chief Financial Officer, the Company entered into an employment agreement (the “Cruz Employment Agreement”) with Mr. Cruz, effective as of August 5, 2025. The Cruz Employment Agreement provides for an initial three-year term of employment with automatic one-year renewal terms unless otherwise terminated in accordance with the terms of the Cruz Employment Agreement. For the period from August 5, 2025 through the CFO Transition Date, Mr. Cruz shall serve as the Chief Financial Officer-Designate of the Company, and on the CFO Transition Date, Mr. Cruz shall begin serving as the Chief Financial Officer of the Company. Pursuant to the Cruz Employment Agreement, Mr. Cruz will receive an annual base salary of $500,000 and be eligible to participate in the Company’s annual cash bonus program, with a target amount of $500,000. In addition, Mr. Cruz will receive a signing bonus payable in cash in the amount of $2,000,000, payable on the first regular payroll date following the commencement of his employment, which shall be repayable if Mr. Cruz is terminated for Cause (as defined in the Cruz Employment Agreement) or resigns without Good Reason (as defined in the Cruz Employment Agreement) within twelve (12) months of the CFO Transition Date.

Mr. Cruz will also be eligible to receive annual awards under the Company’s Amended and Restated 2020 Incentive Award Plan (the “Plan”). Mr. Cruz’s annual award of restricted stock units for fiscal year 2026 will have a target aggregate value of no less than $1,850,000.

In addition, Mr. Cruz will receive an award of restricted stock units with a total aggregate grant date value of $10,000,000 (the “First Special Award”) under the Plan. The First Special Award will vest in three equal annual installments on each of the first three anniversaries of the CFO Transition Date, subject to continued employment. Mr. Cruz will also receive an award of restricted stock units with a total aggregate grant date value of $8,000,000 (the "Second Special Award"), under the Plan. The Second Special Award will vest in two equal annual installments on each of the fourth and fifth anniversaries of the CFO Transition Date, subject to continued employment. In addition, Mr. Cruz will be eligible to receive certain expense reimbursement allowances for professional fees, pursuant to the Cruz Employment Agreement.

If Mr. Cruz’s employment is terminated by the Company without Cause or due to his resignation for Good Reason outside of the Change in Control Protection Period (as defined below), he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before the CFO Transition Date and (vi) acceleration of all equity awards granted after the CFO Transition Date to the extent that the awards would have vested had Mr. Cruz served as an employee of the Company for an additional 12 months after such termination.

If Mr. Cruz’s employment is terminated by the Company without Cause or due to his resignation for Good Reason within a period of three months before and twelve months after the consummation of a Change in Control (as defined in the Plan) (such period, the “Change in Control Protection Period”), he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Cruz. In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Cruz than receiving the full amount of such payments.

Under the Cruz Employment Agreement, Mr. Cruz will be subject to twelve-month post-termination non-compete and non-solicit covenants as well as a perpetual confidentiality covenant.

The foregoing description of the Cruz Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Cruz Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Disman Transition Agreement

In connection with Ms. Disman’s resignation as the Company’s Chief Financial Officer, the Company entered into a transition agreement (the “Disman Transition Agreement”) with Ms. Disman, whereby she will continue to serve as Chief Financial Officer through the CFO Transition Date. On the CFO Transition Date, Ms. Disman shall begin to be employed as a Senior Advisor to the Company until the Retirement Date (such period from the CFO Transition Date to the Retirement Date, the “Transition Period”). Subsequent to the Transition Period Ms. Disman will act as an independent Advisor for a period until the earlier of (x) April 1, 2027 or (y) the six month anniversary of the date she ceases to serve on the Board as a director of the Company ("the Advisory End Date"). The Disman Transition Agreement provides for continued payment of Ms. Disman’s annual base salary of $350,000 through the Retirement Date, as well as a cash bonus of $200,000, to be paid following Ms. Disman’s execution and non-revocation of the Disman Transition Agreement. During the Transition Period, Ms. Disman will also be eligible to participate in the Company’s annual cash bonus program. Her target annual bonus for fiscal year 2025 under such program shall be no less than $225,000. Additionally, during the Transition Period, Ms. Disman will also be eligible to receive an award of restricted stock units under the Plan, with a target aggregate value of $3,350,000, which will be granted at the same time as grants are customarily granted to Company executives, and which shall vest annually in three equal installments on each of the first three anniversaries of the grant date, subject to continued service as a director or independent advisor of the Company.

Ms. Disman will remain subject to restrictive covenants entered into in any agreement between Ms. Disman and the Company, including twelve-month post-termination non-compete and non-solicit covenants contained in the restricted stock unit agreements as well as a perpetual confidentiality covenant set forth in her current employment agreement.

In addition, in connection with the signing of a release, upon the Retirement Date, Ms. Disman shall receive reimbursements for 12 months of the monthly COBRA premiums paid by Ms. Disman for her and her dependents. In addition, subject to Ms. Disman’s continued service as a director of the Company or, until the earlier of the date 6 months following the end of Ms. Disman’s continued service as a director of the Company or April 1, 2027, a consultant independent advisor to the Company, any unvested portion of equity awards that she has received will remain outstanding and eligible to vest.

The foregoing description of the Disman Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Disman Transition Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Director Transitions

On August 5, 2025, Mr. Cruz tendered his resignation as a Class II director of the Board and as a member of the Board’s Audit Committee and Compensation Committee, effective as of August 5, 2025 (the “Director Transition Date”), and Donald Isaacman tendered his resignation as a Class III director of the Board, effective as of the Director Transition Date.

On August 5, 2025, the Board appointed Ms. Disman as a Class III director of the Company, effective as of the Director Transition Date. Ms. Disman is a party to the Company’s standard indemnification agreement for directors and officers. There is no arrangement or understanding between Ms. Disman and any other person pursuant to which she was selected as a director of the Company, and there is no family relationship between either of Ms. Disman and any of the Company’s other directors or executive officers. Other than compensation information already disclosed herein and in the Proxy Statement, Ms. Disman has no material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

As of the Retirement Date, Ms. Disman will be eligible to participate in the Company’s Non-Employee Director Compensation Policy, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2025.

General Counsel Employment Agreement

On August 5, 2025, Jordan Frankel, the Company’s Secretary, General Counsel and Executive Vice President, Legal, Risk and Compliance, entered into a new employment agreement with the Company (the “Frankel Employment Agreement”), providing for an initial three-year term of employment with automatic one-year renewal terms unless otherwise terminated in accordance with the terms of the Frankel Employment Agreement. Pursuant to the Frankel Employment Agreement, commencing on the effective date of the Frankel Employment Agreement, Mr. Frankel will become the Chief Legal Officer of the Company, will receive an annual base salary of $350,000 and will also be eligible to participate in the Company’s annual cash bonus program, with a target amount of $225,000. Mr. Frankel will also be eligible to receive annual equity awards under the Plan.

If Mr. Frankel’s employment is terminated by the Company without Cause (as defined in the Frankel Employment Agreement) or due to his resignation for Good Reason (as defined in the Frankel Employment Agreement) outside of the Change in Control Protection Period, he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target annual bonus for the year of termination, (iii) continued payment of his base salary for 12 months following termination, (iv) continued group health coverage for up to 12 months following termination, (v) acceleration of all equity awards granted before the effective date of the Frankel Employment Agreement and (vi) acceleration of all equity awards granted after the effective date of the Frankel Employment Agreement to the extent that the awards would have vested had Mr. Frankel served as an employee of the Company for an additional 12 months after such termination.

If Mr. Frankel’s employment is terminated by the Company without Cause or due to his resignation for Good Reason within the Change in Control Protection Period he will be entitled to the following, in addition to any accrued amounts, subject to his execution and non-revocation of a release of claims agreement: (i) any earned, unpaid annual bonus for the year prior to the year of termination, (ii) a pro-rated portion of his target bonus for the year of termination, (iii) continued payment of his base salary for 18 months following termination, (iv) continued group health coverage for up to 12 months following termination and (v) acceleration of all equity awards held by Mr. Frankel. In addition, to the extent that any payment or benefit received in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best net” reduction if such reduction would result in a greater net after-tax benefit to Mr. Frankel than receiving the full amount of such payments.

Under the Frankel Employment Agreement, Mr. Frankel will be subject to twelve-month post-termination non-compete and non-solicit covenants as well as a perpetual confidentiality covenant.

The foregoing description of the Frankel Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Frankel Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding executive and director transitions, compensation arrangements, and the timing of the foregoing. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to the other risks, uncertainties, and other important factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and the Company’s other filings with the SEC, copies of which are available free of charge on the Company’s website at investors.shift4.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
Item 9.01 - Financial Statements and Exhibits.
(b) Pro Forma Financial Information

The Pro Forma Financial Information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
99.1
Unaudited pro forma condensed combined balance sheet of Shift4 Payments, Inc. and Global Blue Group Holding AG as of March 31, 2025 and statement of operations for the year ended December 31, 2024 and the three months ended March 31, 2025 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on May 15, 2025)

99.2	Press Release issued on August 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2025

SHIFT4 PAYMENTS, INC.

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Secretary, General Counsel and Executive Vice President, Legal, Risk and Compliance